UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number   811-22893

Fidelity Oxford Street Trust II

(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

(Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2016

Item 1.

Schedule of Investments

Consolidated Quarterly Holdings Report
for

Fidelity® Commodity Strategy Central Fund

October 31, 2016

CRC-QTLY-1216
1.901065.108

Consolidated Investments October 31, 2016 (Unaudited)

Showing Percentage of Net Assets

U.S. Treasury Obligations - 7.5%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.38% 3/2/17 (a)
(Cost $34,955,650)	35,000,000	34,958,665
	Shares	Value

Money Market Funds - 92.8%
Fidelity Cash Central Fund, 0.41% (b)
(Cost $433,792,344)	433,785,655	433,915,790
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $468,747,994)		468,874,455
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,332,280)
NET ASSETS - 100%		$467,542,175

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Commodity Futures Contracts
505 CBOT Corn Contracts (United States)	July 2017	$9,500,313	$(1,582,354)
823 CBOT Corn Contracts (United States)	March 2017	14,927,163	259,705
65 CBOT HRW Wheat Contracts (United States)	Dec. 2016	1,347,938	(66,191)
62 CBOT HRW Wheat Contracts (United States)	March 2017	1,340,750	34,881
244 CBOT Soybean Contracts (United States)	Jan. 2017	12,343,350	659,381
250 CBOT Soybean Contracts (United States)	July 2017	12,856,250	(865)
197 CBOT Soybean Meal Contracts (United States)	Jan. 2017	6,262,630	352,717
200 CBOT Soybean Meal Contracts (United States)	July 2017	6,448,000	(11,258)
518 CBOT Soybean Oil Contracts (United States)	Jan. 2017	10,999,212	583,373
181 CBOT Wheat Contracts (United States)	Dec. 2016	3,767,063	(149,948)
182 CBOT Wheat Contracts (United States)	March 2017	3,947,125	104,549
41 CME Lean Hogs Contracts (United States)	Dec. 2016	786,380	(49,345)
83 CME Lean Hogs Contracts (United States)	April 2017	2,060,060	(260,336)
40 CME Lean Hogs Contracts (United States)	Feb. 2017	874,000	70,418
164 CME Live Cattle Contracts (United States)	Feb. 2017	6,830,600	(59,131)
84 CME Live Cattle Contracts (United States)	April 2017	3,486,840	(233,021)
89 CME Live Cattle Contracts (United States)	June 2017	3,405,140	(101,334)
438 COMEX Copper Contracts (United States)	March 2017	24,259,725	457,979
186 COMEX Copper Contracts (United States)	May 2017	10,325,325	163,199
397 COMEX Gold 100 oz. Contracts (United States)	Dec. 2016	50,542,070	(3,052,381)
230 COMEX Silver Contracts (United States)	Dec. 2016	20,465,400	(2,582,752)
296 ICE Brent Crude Contracts (United Kingdom)	Nov. 2016	14,388,560	570,179
173 ICE Brent Crude Contracts (United Kingdom)	April 2017	8,812,620	518,539
229 ICE Brent Crude Contracts (United Kingdom)	June 2017	11,832,430	(418,954)
190 ICE Coffee 'C' Contracts (United States)	March 2017	11,937,938	321,367
327 ICE Cotton No. 2 Contracts (United States)	March 2017	11,341,995	(137,296)
638 ICE Sugar No. 11 Contracts (United States)	March 2017	15,413,059	639,027
446 ICE Sugar No. 11 Contracts (United States)	May 2017	10,544,867	(328,796)
404 LME Aluminum Contracts (United Kingdom)	Jan. 2017	17,526,025	759,759
160 LME Aluminum Contracts (United Kingdom)	May 2017	6,966,000	169,664
178 LME Nickel Contracts (United Kingdom)	Jan. 2017	11,182,494	(144,241)
59 LME Nickel Contracts (United Kingdom)	May 2017	3,726,735	1,149
232 LME Zinc Contracts (United Kingdom)	Jan. 2017	14,276,700	829,373
85 LME Zinc Contracts (United Kingdom)	May 2017	5,245,563	401,840
234 NYMEX Gasoline RBOB Contracts (United States)	Jan. 2017	13,928,242	802,241
124 NYMEX Gasoline RBOB Contracts (United States)	July 2017	8,554,140	(22,527)
821 NYMEX Natural Gas Contracts (United States)	Jan. 2017	26,230,950	(586,874)
473 NYMEX Natural Gas Contracts (United States)	Mar. 2017	15,131,270	9,479
70 NYMEX NY Harbor ULSD Contracts (United States)	Jan. 2017	4,473,504	119,690
157 NYMEX NY Harbor ULSD Contracts (United States)	March 2017	10,187,071	(56,118)
393 NYMEX WTI Crude Oil Contracts (United States)	Dec. 2016	18,651,780	(213,698)
134 NYMEX WTI Crude Oil Contracts (United States)	Feb. 2017	6,515,080	539,294
260 NYMEX WTI Crude Oil Contracts (United States)	April 2017	12,883,000	(1,401)
TOTAL COMMODITY FUTURES CONTRACTS			$(1,691,018)

The face value of futures purchased as a percentage of Net Assets is 99.8%

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $25,673,644.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$485,781
Total	$485,781

Consolidated Subsidiary

	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Geode Commodity Return Central Cayman Ltd.	$67,631,255	$-	$-	$-	$70,378,192

The Fund invests in certain commodity-related investments through Geode Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of October 31, 2016, the Fund held an investment of $70,378,192 in the Subsidiary, representing 15.1% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. Additional information on valuation inputs, and their aggregation into the levels used below, is provided later in this section.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$34,958,665	$--	$34,958,665	$--
Money Market Funds	433,915,790	433,915,790	--	--
Total Investments in Securities:	$468,874,455	$433,915,790	$34,958,665	$--
Derivative Instruments:
Assets
Futures Contracts	$8,367,803	$8,367,803	$--	$--
Total Assets	$8,367,803	$8,367,803	$--	$--
Liabilities
Futures Contracts	$(10,058,821)	$(10,058,821)	$--	$--
Total Liabilities	$(10,058,821)	$(10,058,821)	$--	$--
Total Derivative Instruments:	$(1,691,018)	$(1,691,018)	$--	$--

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund primarily used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange's clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the commodities market. Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

Other Information

Income Tax Information

,At October 31, 2016, the cost of investment securities for income tax purposes, on an unconsolidated basis, was $814,567,588. Net unrealized depreciation aggregated $346,968,485, all of which was related to depreciated investment securities.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.

Item 2.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Oxford Street Trust II’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 3.

Exhibits

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Oxford Street Trust II

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	December 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	December 29, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 29, 2016